DELAWARE GROUP® GOVERNMENT FUND
Delaware Core Plus Bond Fund
Delaware Inflation Protected Bond Fund
Delaware Emerging Markets Debt Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement to the Funds’ Statement of Additional Information dated November 29, 2013

The following paragraphs replace the last two paragraphs under the heading “Investment Strategies and Risks—Futures” in the Funds’ Statement of Additional Information.

   Neither Delaware Inflation Protected Bond Fund nor Delaware Core Plus Bond Fund will enter into futures contracts to the extent that more than 5% of a Fund’s net assets are required as futures contract margin deposits and neither Fund will invest in futures contracts or options thereon to the extent that obligations relating to such transactions exceed 20% of the Fund’s net assets.  Delaware Emerging Markets Debt Fund currently intends to limit its investments in futures contracts such that (a) no more than 5% of the Fund’s net assets are required as initial margin deposits on all such contracts in the aggregate and (b) the obligations and/or notional values under such contracts do not represent more than 40% of the Fund’s net assets.

     Lastly, it should be noted that the Trust (on behalf of each Fund) has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to each Fund’s operation. Accordingly, each Fund is not subject to registration or regulation as a CPO.

Please keep this Supplement for future reference.

This Supplement is dated February 24, 2014.